                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          The undersigned, President and Chief Executive Officer of the 1838 Bond-Debenture Trading Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2004 as filed with the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: November 22, 2004                          /s/ John H. Donaldson
      -------------------------                   ------------------------------
                                                  John H. Donaldson
                                                  President
                                                  (Principal Executive Officer)